EXHIBIT 99.3

WaMu Capital Corp.
WMALT 05-8
30 Year Conforming Alt A; 6 % Pass-Through; Prepay Loans
43 records
Balance: 7,801,971

Selection Criteria: 30 Year Conforming Alt A; 6 % Pass-Through; Prepay Loans
Table of Contents
  Disclaimer
  Summary
  Gross Interest Rate
  Mortgage Interest Rates
  Original Balance
  Current Balance
  Original LTV
  Property Type
  State
  Original Term
  WaMu Doctype
  Original FICO
  Loan Purpose
  Occupancy Type
  Interest Only
  Prepay Penalty

1. Disclaimer

The information contained herein has not been independently verified by WaMu Capital Corp. The information contained herein is preliminary and subject to change, and supersedes information contained in any prior collateral term sheet for this transaction.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 212-702 6910, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

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2. Summary

Total Number of Loans: 43
Total Balance: 7,801,970.79
Avg Balance: 181,441.18
Weighted Average Note Rate: 6.388
Non-Zero Weighted Average Original LTV: 75.09
Weighted Average Age: 1.673
% Calif: 21.26
% Prepay Penalties: 100.00
% Interest Only: 36.07
% Investor: 16.01
Non-Zero Weighted Average FICO: 709
Stated Original WAM: 354
Stated Current WAM: 351.92

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3. Gross Interest Rate

Gross Interest Rate	Net Pass Through	Count	Balance
6.250	6.000	17	3,361,693.00
6.375	6.125	10	1,881,980.28
6.380	6.130	1	158,400.00
6.500	6.250	8	1,217,161.48
6.625	6.375	4	651,943.90
6.750	6.500	2	455,900.00
6.875	6.625	1	74,337.49
Total:	6.138	43	7,801,416.15

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4. Mortgage Interest Rates

Mortgage Interest Rates	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
6.001 - 6.250	17	3,361,693.00	43.09	6.250	354	2	353	719	74	197,746.65
6.251 - 6.500	19	3,257,541.76	41.76	6.422	350	2	349	713	76	171,449.57
6.501 - 6.750	6	1,107,843.90	14.20	6.676	360	2	358	670	77	184,640.65
6.751 - 7.000	1	74,337.49	0.95	6.875	360	2	358	700	80	74,337.49
Total:	43	7,801,416.15	100.00	6.388	354	2	352	709	75	181,428.28

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5. Original Balance

Original Balance	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0.01 - 50,000.00	1	42,400.00	0.54	6.375	360	779	80	42,400.00
50,000.01 - 100,000.00	10	838,000.00	10.74	6.462	360	737	77	83,800.00
100,000.01 - 150,000.00	10	1,289,860.00	16.52	6.361	360	719	75	128,986.00
150,000.01 - 200,000.00	7	1,137,600.00	14.57	6.429	344	667	72	162,514.29
200,000.01 - 250,000.00	3	654,700.00	8.39	6.331	360	678	76	218,233.33
250,000.01 - 300,000.00	5	1,399,300.00	17.94	6.453	338	712	78	279,860.00
300,000.01 - 350,000.00	3	989,300.00	12.67	6.417	360	712	76	329,766.67
350,000.01 - 400,000.00	4	1,453,950.00	18.63	6.282	360	724	73	363,487.50
Total:	43	7,805,110.00	100.00	6.388	354	709	75	181,514.19

Min: 42,400.00
Max: 375,000.00
Avg: 181,514.19
Total: 7,805,110.00

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6. Current Balance

Current Balance	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0.01 - 50,000.00	1	42,400.00	0.54	6.375	360	1	359	779	80	42,400.00
50,000.01 - 100,000.00	10	837,705.59	10.74	6.462	360	2	358	737	77	83,770.56
100,000.01 - 150,000.00	10	1,288,830.30	16.52	6.361	360	2	358	719	75	128,883.03
150,000.01 - 200,000.00	7	1,136,542.26	14.57	6.429	344	2	342	667	72	162,363.18
200,000.01 - 250,000.00	3	654,314.21	8.39	6.331	360	2	358	678	76	218,104.74
250,000.01 - 300,000.00	5	1,399,300.00	17.94	6.453	338	1	337	712	78	279,860.00
300,000.01 - 350,000.00	3	988,715.04	12.67	6.417	360	2	358	712	76	329,571.68
350,000.01 - 400,000.00	4	1,453,608.75	18.63	6.282	360	2	358	724	73	363,402.19
Total:	43	7,801,416.15	100.00	6.388	354	2	352	709	75	181,428.28

Min: 42,400.00
Max: 375,000.00
Avg: 181,514.19
Total: 7,805,110.00

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7. Original LTV

Original LTV	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
<= 60.00	3	450,674.35	5.78	6.319	319	2	317	708	51	150,224.78
60.01 - 70.00	5	1,072,608.75	13.75	6.333	360	1	359	719	66	214,521.75
70.01 - 75.00	7	1,841,303.06	23.60	6.417	343	1	342	711	73	263,043.29
75.01 - 80.00	27	4,178,429.99	53.56	6.391	360	2	358	707	80	154,756.67
90.01 - 95.00	1	258,400.00	3.31	6.500	360	1	359	686	95	258,400.00
Total:	43	7,801,416.15	100.00	6.388	354	2	352	709	75	181,428.28

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8. Property Type

Property Type	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Condominium	1	284,000.00	3.64	6.250	360	1	359	662	80	284,000.00
PUD	5	1,198,277.26	15.36	6.281	360	2	358	735	80	239,655.45
Single Family Residence	33	5,292,238.89	67.84	6.418	356	2	355	702	74	160,370.88
Three/Four Family	2	636,600.00	8.16	6.375	311	1	310	694	74	318,300.00
Two Family	2	390,300.00	5.00	6.436	360	1	359	782	69	195,150.00
Total:	43	7,801,416.15	100.00	6.388	354	2	352	709	75	181,428.28

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9. State

State	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
FL	8	1,240,875.34	15.91	6.385	360	2	358	725	79	155,109.42
TX	8	964,272.17	12.36	6.420	360	3	357	712	80	120,534.02
CA	6	1,658,324.35	21.26	6.367	349	1	347	700	71	276,387.39
AZ	5	641,414.21	8.22	6.481	360	2	358	726	69	128,282.84
NV	3	762,550.00	9.77	6.250	360	1	359	720	74	254,183.33
PA	3	364,800.00	4.68	6.464	360	1	359	713	91	121,600.00
NY	2	699,713.26	8.97	6.491	360	1	359	651	76	349,856.63
OH	2	168,743.06	2.16	6.250	360	1	359	741	77	84,371.53
CO	1	295,300.00	3.79	6.375	360	1	359	804	67	295,300.00
IL	1	359,308.75	4.61	6.250	360	2	358	714	65	359,308.75
Other	4	646,115.01	8.28	6.438	311	1	310	675	77	161,528.75
Total:	43	7,801,416.15	100.00	6.388	354	2	352	709	75	181,428.28

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10. Original Term

Original Term	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
240	2	416,274.35	5.34	6.329	240	1	239	702	62	208,137.18
360	41	7,385,141.80	94.66	6.392	360	2	358	710	76	180,125.41
Total:	43	7,801,416.15	100.00	6.388	354	2	352	709	75	181,428.28

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11. WaMu Doctype

WaMu Doctype	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Full/Alt/Streamline	17	3,141,002.92	40.26	6.339	360	2	358	709	76	184,764.88
No Doc/NINA	2	269,674.35	3.46	6.357	291	2	289	715	52	134,837.18
No Ratio/NORA	2	611,600.00	7.84	6.375	309	1	308	714	72	305,800.00
Red/Low/Expr/Stated	22	3,779,138.88	48.44	6.433	360	2	358	708	76	171,779.04
Total:	43	7,801,416.15	100.00	6.388	354	2	352	709	75	181,428.28

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12. Original FICO

Original FICO	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
600 - 619	1	324,713.26	4.16	6.625	360	2	358	607	77	324,713.26
620 - 639	3	548,237.27	7.03	6.370	360	1	359	629	76	182,745.76
640 - 659	1	131,877.74	1.69	6.375	360	2	358	644	80	131,877.74
660 - 679	7	1,074,131.76	13.77	6.327	360	2	358	671	74	153,447.39
680 - 699	5	1,125,996.17	14.43	6.465	360	2	358	689	82	225,199.23
700 - 719	9	1,746,256.07	22.38	6.431	331	1	330	706	71	194,028.45
720 - 739	2	465,000.00	5.96	6.406	360	1	359	725	70	232,500.00
740 - 759	7	1,233,719.54	15.81	6.317	360	2	358	750	75	176,245.65
760 - 779	5	446,182.56	5.72	6.317	360	2	358	774	80	89,236.51
800 - 820	3	705,301.78	9.04	6.319	360	2	358	806	74	235,100.59
Total:	43	7,801,416.15	100.00	6.388	354	2	352	709	75	181,428.28

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13. Loan Purpose

Loan Purpose	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Purchase	20	2,995,725.25	38.40	6.405	360	2	358	712	80	149,786.26
Refi - Cash Out	19	4,152,990.90	53.23	6.382	356	2	354	705	72	218,578.47
Refi - Rate Term	4	652,700.00	8.37	6.348	312	1	310	718	72	163,175.00
Total:	43	7,801,416.15	100.00	6.388	354	2	352	709	75	181,428.28

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14. Occupancy Type

Occupancy Type	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Investment	7	1,017,277.06	13.04	6.416	329	1	328	730	75	145,325.29
Owner Occupied	35	6,552,239.09	83.99	6.389	357	2	355	706	75	187,206.83
Second Home	1	231,900.00	2.97	6.250	360	1	359	710	80	231,900.00
Total:	43	7,801,416.15	100.00	6.388	354	2	352	709	75	181,428.28

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15. Interest Only

Interest Only	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	29	4,987,216.15	63.93	6.393	350	2	348	702	76	171,972.97
120	14	2,814,200.00	36.07	6.381	360	2	358	722	74	201,014.29
Total:	43	7,801,416.15	100.00	6.388	354	2	352	709	75	181,428.28

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16. Prepay Penalty

Prepay Penalty	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
12	2	699,713.26	8.97	6.491	360	1	359	651	76	349,856.63
36	27	4,921,554.05	63.09	6.391	350	2	348	712	74	182,279.78
42	1	179,837.27	2.31	6.500	360	2	358	632	80	179,837.27
60	13	2,000,311.57	25.64	6.336	360	2	358	729	76	153,870.12
Total:	43	7,801,416.15	100.00	6.388	354	2	352	709	75	181,428.28

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R:\SEA_WCC\shared\_PSTBKU\Brent Harlow\September Position\8-29-05 Updated\September Position, 8-26-05.cas
Sep 21, 2005 17:15